         UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2004

(Exact name of registrant as specified in its charter) CUNO INCORPORATED

(State or other jurisdiction of incorporation) Delaware	(Commission File Number) 00021109	(I.R.S. Employer Identification No.) 061159240

(Address of principal executive offices) 400 Research Parkway Meriden, CT	(Zip Code) 06450

Registrant’s telephone number, including area code 203/237-5541

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 – Results of Operations and Financial Condition

        On August 25, 2004 CUNO Incorporated (The Company) issued a Press Release announcing the financial results for the quarter ended July 31, 2004. Copy of the Press Release is attached to this current report on Form 8K as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Form 8K, including the exhibit attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits

      (c) Exhibits

         99.1 – Press Release dated August 25, 2004

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date August 25, 2004	/s/ Frederick C. Flynn Senior Vice President and Chief Financial Officer

Exhibit #
99.1	Press Release dated August 25, 2004